                   SPLIT DOLLAR AGREEMENT (SPECIAL TRUST)


          AGREEMENT, made and entered into by and between Tootsie Roll Industries, Inc., a Virginia corporation (the "Corporation"), and Wendy J. Gordon, not individually, but as trustee of the Gordon Family 1993 Special Trust (the "Owner").

          WHEREAS, Melvin J. Gordon and Ellen R. Gordon (individually, an "Employee," and collectively, the "Employees") are presently employed by the Corporation in which capacity their services have contributed to the successful operation of the Corporation, and the Corporation and its board of directors believe it is in the best interest of the Corporation to retain the services of the Employees; and

          WHEREAS, the Corporation is desirous of assisting the Owner in paying for life insurance on the joint lives of the Employees; and

          WHEREAS, the Corporation has determined that this assistance can best be provided under a "split dollar" arrangement for the insurance policies (the "policies") owned by the Owner listed on the attached Schedule A on the joint lives of the Employees; and

          WHEREAS, the Corporation and the Owner agree to make the policies subject to this split dollar agreement; and

          WHEREAS, the Owner agrees to assign each policy to the Corporation as collateral for the premium payments to be made by the Corporation under this agreement by an instrument of collateral assignment (the "assignment") and to record such assignment with the respective issuing insurance company.

          NOW, THEREFORE, in consideration of the premises, and the services to be rendered to the Corporation by the Employees, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Corporation and the Owner hereby mutually covenant and agree as follows:


                                  ARTICLE I

                  PAYMENT OF PREMIUMS AND ECONOMIC BENEFIT

     1.1. As long as this agreement is in force, the Owner and the Corporation agree to pay the amounts and in the manner set forth below.

     1.2. The Owner shall pay each year to the Corporation an amount equal to the economic benefit that would be taxable as gross income for federal income tax purposes to one or both of the Employees but for the payment by the Owner of such amount. The Owner shall have the option, exercisable upon 30 days' written notice delivered to the Corporation, to pay a greater amount to the Corporation.

     1.3. For purposes of Section 1.2 above, the economic benefit that would be taxable to one or both of the Employees shall be computed in accordance with Revenue Rulings 64-328, 1964-2 C.B. 11, and 66-110, 1966-1 C.B 12, and
the Corporation shall be responsible for computing such amount. The Corporation will advise the Owner of the amount payable by the Owner pursuant to Section 1.2, and the Owner shall pay that amount directly to the Corporation.

     1.4. In order to facilitate the payment of premiums on the policies, the Owner and the Corporation agree that the Corporation will forward to the respective company issuing each policy the entire premiums due on that policy, if any.


                                 ARTICLE II

                              POLICY OWNERSHIP

     2.1. The Owner shall be the sole owner and beneficiary of the policy. The Corporation's payment of premiums hereunder shall constitute a liability of the Owner subject to repayment as provided herein. The Owner agrees to assign each policy to the Corporation as collateral for such liabilities and the Corporation shall have those rights granted to it under the assignments and this agreement. As between the Owner and the Corporation, this agreement shall take precedence over any provisions of the assignments in case of a conflict between the terms of this agreement and the assignments.


                                 ARTICLE III

                             DEATH OF EMPLOYEES

     3.1. On the death of the last to die of the Employees while this agreement is in force, the Owner will pay to the Corporation an amount equal to the total premiums paid by the Corporation from the date of this agreement to the date of death of the last to die of the Employees, reduced by the total payments made to the Corporation by the Owner pursuant to Section 1.2 above.


                                 ARTICLE IV

                          TERMINATION OF AGREEMENT

     4.1. As to each policy, this agreement shall automatically terminate upon the happening of any of the following events:

          (a) At the option of the Corporation, if both the Employees terminate employment for any reason other than the death of both Employees. An Employee shall be deemed to be employed by the Corporation during any period of temporary or permanent disability.

          (b)  At the surrender, lapse or termination of the policy.

          (c) Upon delivery by the Owner of written notice of such termination to the Corporation.

          (d)  Upon failure of the Owner to make a payment required by
     Section 1.2 above.

          (e)  Upon agreement of the parties.

     4.2. In the event of a termination under Section 4.1 above, the Corporation shall be entitled to receive from the Owner within 120 days after such termination an amount equal to the amount the Corporation would have been entitled to receive at the death of the last to die of the Employees under Section 3.1 determined as if such death occurred on the date of such termination (the "termination amount").

     4.3. If full payment of the termination amount is not received by the Corporation pursuant to Section 4.2 above within the 120-day period, the remaining amount owed by the Owner to the Corporation shall be deemed to be in default (the "default amount"). Thereafter, the Owner, at the Owner's option, immediately shall:

          (a)  Pay the default amount to the Corporation; or

          (b) Transfer complete ownership of the policy to the Corporation.


                                  ARTICLE V

                              OTHER PROVISIONS

     5.1. The Corporation agrees that it will not merge or consolidate with another corporation or organization, or permit its business activities to be taken over by any other organization unless and until the succeeding or continuing corporation or other organization shall expressly assume the rights and obligations of the Corporation herein set forth.

     5.2. This agreement will be governed by and construed in accordance with the laws of Illinois, where it is made and to be performed. It sets forth the entire agreement between the parties concerning the subject matter thereof, and any amendment or discharge will be made only in writing. This agreement will bind and benefit the parties and their legal representatives and successors.

     5.3. This agreement shall not be deemed to constitute a contract of employment between the Corporation and either of the Employees, nor shall any provision restrict the right of the Corporation to discharge either of the Employees, or restrict the right of either of the Employees to terminate employment.

     5.4. For the purposes of the Employee Retirement Income Security Act of 1974 (ERISA), the Corporation will be the "Named Fiduciary" and Plan Adminis-trator of the split dollar life insurance plan (the "Plan") for which this agreement is hereby designated the written plan instrument.

     5.5. The Corporation's board of directors may authorize a person or group of persons to fulfill the responsibilities of the Corporation as Plan Administrator. The Named Fiduciary or the Plan Administrator may employ others to render advice with regard to its responsibilities under the Plan. The Named Fiduciary may also allocate fiduciary responsibilities to others and may exercise any other powers necessary for the discharge of its duties to the extent not in conflict with ERISA.

     5.6. The following Claims Procedure shall control the determination of benefit payments under the Plan:

          (a)  Filing of Claim for Benefits

     Any person or entity ("Claimant") entitled to benefits under the Plan or under a policy will file a claim request with the Plan Administrator with respect to benefits under the Plan and with the "Insurer" (defined below) with respect to benefits under the policy. The Plan Administrator will, upon written request of a Claimant, make available copies of any claim forms or instructions provided by the Insurer or advise the Claimant where copies of such forms or instructions may be obtained.

          (b)  Denial of Claim

     A claim for Benefits under the Plan will be denied if the Corporation determines that the Claimant is not entitled to receive benefits under the Plan. Notice of a denial shall be furnished to the Claimant within a reasonable period of time after receipt of the Claim for Benefit by the Plan Administrator. In the case of benefits which are provided under the policy, the initial decision on the claims will be made by the Insurer.

          (c)  Content of Notice

     The Plan Administrator shall provide to every Claimant who is denied a Claim for Benefits written notice setting forth, in a manner calculated to be understood by the Claimant, the following:

               (i)  The specific reason or reasons for the denial;

               (ii) Specific reference to pertinent Plan provisions on which the denial is based:

               (iii) A description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

               (iv) An explanation of the Plan's Claim Review Procedure as set forth below.

          (d)  Review Procedure

     The purpose of the Review Procedure is to provide a method by which a Claimant may have a reasonable opportunity to appeal a denial of a Claim to the Named Fiduciary for a full and fair review. To accomplish that purpose, the Claimant or his duly authorized representative:

               (i) May require a review upon written application to the Named Fiduciary;

               (ii) May review pertinent Plan documents; and

               (iii) May submit issues and comments in writing.

     A Claimant (or his duly authorized representative) shall request a review by filing a written application for review with the Named Fiduciary at any time within 60 days after receipt by the Claimant of written notice of the denial of his claim.

          (e)  Decision on Review

     A decision on review of a denied claim shall be made in the following manner:

               (i) The decision on review shall be made by the Named Fiduciary, who may in his discretion hold a hearing on the denied claim. Such decision shall be made promptly, and not later than 60 days after receipt of the request for review, unless special circumstances (such as the need to hold a hearing) require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review.

               (ii) The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, and specific references to the pertinent Plan provisions upon which the decision is based.

     5.7. This agreement may be amended or modified in whole or in part by the Owner and the Corporation in writing at any time.

     5.8. Notwithstanding the provisions of this agreement, each life insurance company (the "Insurer") which has issued a policy which is subject to the provisions of this agreement is hereby authorized to act in accordance with the terms of such policy as if this agreement did not exist, and the payment or other performance of the contractual obligations by the Insurer, in accordance with the terms of such policy, shall completely discharge the Insurer from all claims, suits and demands of all persons whatsoever.


          IN WITNESS WHEREOF, the parties hereto have signed this agreement as of July 10, 1993.



                         ____________________________________
                                  Wendy J. Gordon
                           not individually, but as trustee


                        TOOTSIE ROLL INDUSTRIES, INC.



                        By   _________________________________
                             As its___________________________


                         SCHEDULE A (SPECIAL TRUST)
                         --------------------------

     Name                          Policy No.
     ----                          ----------

Guardian                           3733408

John Hancock                       80042963

Mass Mutual                        8858899

New York Life                      44956816

Principal Mutual                   6450780

Security Life                      1526881

Sun Life                           9293268Z


                    COLLATERAL ASSIGNMENT (SPLIT DOLLAR)


     1. Wendy J. Gordon, not individually but as trustee of the Gordon Family 1993 Special Trust (the "Assignor"), hereby assigns, transfers and sets over to Tootsie Roll Industries, Inc., a Virginia corporation (the "Assignee"), to the extent of the amounts defined in and owing from time to time from Assignor to Assignee under that certain Split Dollar Agreement dated July 10, 1993, between Assignor and Assignee (the "Assignee's Interest"), Policy No. 8858899 issued by Massachusetts Mutual Life Insurance Company on the joint lives of Melvin J. Gordon and Ellen R. Gordon, subject to all the terms and conditions of the policy and to all superior liens, if any, which the insurer may have against the policy. The Assignor by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

     2. It is expressly agreed that only the following specific rights are included in this assignment and may be exercised solely by the Assignee:

          (a) The right to obtain, upon surrender of the policy by the Assignor, an amount of the cash surrender proceeds up to the amount of the Assignee's Interest in the policy.

          (b) The right to collect, upon the death of the last to die of the insureds, the net proceeds of the policy up to the amount of the Assignee's Interest in the policy.

     3. The insurer hereby is authorized to recognize the Assignee's claim to rights hereunder without investigating the reason for any action taken by the Assignee, or the giving of any notice, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of its rights under the policy and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the insurer.


     Dated:  July 10, 1993.



                    ________________________________________________
                    Wendy J. Gordon, not individually, but as trustee
                    Assignor


                    TOOTSIE ROLL INDUSTRIES, INC.
                    Assignee



                    By _____________________________________________
                         Its _______________________________________

     Accepted an executed counterpart of this Collateral Assignment as of the date last above written.

                         MASSACHUSETTS MUTUAL LIFE INSURANCE
                         COMPANY



                         By__________________________________
                              Its____________________________

COLLATERAL ASSIGNMENT (SPLIT DOLLAR)


     1. Wendy J. Gordon, not individually but as trustee of the Gordon Family 1993 Special Trust (the "Assignor"), hereby assigns, transfers and sets over to Tootsie Roll Industries, Inc., a Virginia corporation (the "Assignee"), to the extent of the amounts defined in and owing from time to time from Assignor to Assignee under that certain Split Dollar Agreement dated July 10, 1993, between Assignor and Assignee (the "Assignee's Interest"), Policy No. 80042963 issued by John Hancock Mutual Life Insurance Company on the joint lives of Melvin J. Gordon and Ellen R. Gordon, subject to all the terms and conditions of the policy and to all superior liens, if any, which the insurer may have against the policy. The Assignor by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

     2. It is expressly agreed that only the following specific rights are included in this assignment and may be exercised solely by the Assignee:

          (a) The right to obtain, upon surrender of the policy by the Assignor, an amount of the cash surrender proceeds up to the amount of the Assignee's Interest in the policy.

          (b) The right to collect, upon the death of the last to die of the insureds, the net proceeds of the policy up to the amount of the Assignee's Interest in the policy.

     3. The insurer hereby is authorized to recognize the Assignee's claim to rights hereunder without investigating the reason for any action taken by the Assignee, or the giving of any notice, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of its rights under the policy and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the insurer.


     Dated:  July 10, 1993.



                         ________________________________________________
                         Wendy J. Gordon, not individually, but as trustee Assignor


                         TOOTSIE ROLL INDUSTRIES, INC.
                         Assignee



                         By________________________________________________
                             Its __________________________________________

     Accepted an executed counterpart of this Collateral Assignment as of the date last above written.

                              JOHN HANCOCK MUTUAL LIFE INSURANCE
                              COMPANY



                              By ___________________________________
                                  Its ______________________________

                    COLLATERAL ASSIGNMENT (SPLIT DOLLAR)


     1. Wendy J. Gordon, not individually but as trustee of the Gordon Family 1993 Special Trust (the "Assignor"), hereby assigns, transfers and sets over to Tootsie Roll Industries, Inc., a Virginia corporation (the "Assignee"), to the extent of the amounts defined in and owing from time to time from Assignor to Assignee under that certain Split Dollar Agreement dated July 10, 1993, between Assignor and Assignee (the "Assignee's Interest"), Policy No. 6450780 issued by Principal Mutual Life Insurance Company on the joint lives of Melvin J. Gordon and Ellen R. Gordon, subject to all the terms and conditions of the policy and to all superior liens, if any, which the insurer may have against the policy. The Assignor by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

     2. It is expressly agreed that only the following specific rights are included in this assignment and may be exercised solely by the Assignee:

          (a) The right to obtain, upon surrender of the policy by the Assignor, an amount of the cash surrender proceeds up to the amount of the Assignee's Interest in the policy.

          (b) The right to collect, upon the death of the last to die of the insureds, the net proceeds of the policy up to the amount of the Assignee's Interest in the policy.

     3. The insurer hereby is authorized to recognize the Assignee's claim to rights hereunder without investigating the reason for any action taken by the Assignee, or the giving of any notice, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of its rights under the policy and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the insurer.


     Dated:  July 10, 1993.


                         _______________________________________________
                         Wendy J. Gordon, not individually, but as trustee Assignor


                         TOOTSIE ROLL INDUSTRIES, INC.
                         Assignee



                         By _____________________________________________
                             Its ________________________________________

     Accepted an executed counterpart of this Collateral Assignment as of the date last above written.

                         PRINCIPAL MUTUAL LIFE INSURANCE
                         COMPANY



                         By ________________________________________
                             Its ___________________________________

                    COLLATERAL ASSIGNMENT (SPLIT DOLLAR)


     1. Wendy J. Gordon, not individually but as trustee of the Gordon Family 1993 Special Trust (the "Assignor"), hereby assigns, transfers and sets over to Tootsie Roll Industries, Inc., a Virginia corporation (the "Assignee"), to the extent of the amounts defined in and owing from time to time from Assignor to Assignee under that certain Split Dollar Agreement dated July 10, 1993, between Assignor and Assignee (the "Assignee's Interest"), Policy No. 1526881 issued by Security Life of Denver Insurance Company on the life of Ellen R. Gordon, subject to all the terms and con-ditions of the policy and to all superior liens, if any, which the insurer may have against the policy. The Assignor by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

     2. It is expressly agreed that only the following specific rights are included in this assignment and may be exercised solely by the Assignee:

          (a) The right to obtain, upon surrender of the policy by the Assignor, an amount of the cash surrender proceeds up to the amount of the Assignee's Interest in the policy.

          (b) The right to collect, upon the death of the insured, the net proceeds of the policy up to the amount of the Assignee's Interest in the policy.

     3. The insurer hereby is authorized to recognize the Assignee's claim to rights hereunder without investigating the reason for any action taken by the Assignee, or the giving of any notice, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of its rights under the policy and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the insurer.


     Dated:  July 10, 1993.



                         ______________________________________________
                         Wendy J. Gordon, not individually, but as trustee Assignor


                         TOOTSIE ROLL INDUSTRIES, INC.
                         Assignee



                         By ____________________________________________
                             Its _______________________________________

     Accepted an executed counterpart of this Collateral Assignment as of the date last above written.

                         SECURITY LIFE OF DENVER INSURANCE
                         COMPANY



                         By _____________________________________________
                             Its ________________________________________

                    COLLATERAL ASSIGNMENT (SPLIT DOLLAR)


     1. Wendy J. Gordon, not individually but as trustee of the Gordon Family 1993 Special Trust (the "Assignor"), hereby assigns, transfers and sets over to Tootsie Roll Industries, Inc., a Virginia corporation (the "Assignee"), to the extent of the amounts defined in and owing from time to time from Assignor to Assignee under that certain Split Dollar Agreement dated July 10, 1993, between Assignor and Assignee (the "Assignee's Interest"), Policy No. 44956816 issued by New York Life Insurance Company on the joint lives of Melvin J. Gordon and Ellen R. Gordon, subject to all the terms and conditions of the policy and to all superior liens, if any, which the insurer may have against the policy. The Assignor by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

     2. It is expressly agreed that only the following specific rights are included in this assignment and may be exercised solely by the Assignee:

          (a) The right to obtain, upon surrender of the policy by the Assignor, an amount of the cash surrender proceeds up to the amount of the Assignee's Interest in the policy.

          (b) The right to collect, upon the death of the last to die of the insureds, the net proceeds of the policy up to the amount of the Assignee's Interest in the policy.

     3. The insurer hereby is authorized to recognize the Assignee's claim to rights hereunder without investigating the reason for any action taken by the Assignee, or the giving of any notice, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of its rights under the policy and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the insurer.


     Dated:  July 10, 1993.



                         _________________________________________________
                         Wendy J. Gordon, not individually, but as trustee Assignor


                         TOOTSIE ROLL INDUSTRIES, INC.
                         Assignee



                         By ______________________________________________
                             Its _________________________________________

     Accepted an executed counterpart of this Collateral Assignment as of the date last above written.

                         NEW YORK LIFE INSURANCE COMPANY




                         By ______________________________________________
                             Its _________________________________________

                    COLLATERAL ASSIGNMENT (SPLIT DOLLAR)


     1. Wendy J. Gordon, not individually but as trustee of the Gordon Family 1993 Special Trust (the "Assignor"), hereby assigns, transfers and sets over to Tootsie Roll Industries, Inc., a Virginia corporation (the "Assignee"), to the extent of the amounts defined in and owing from time to time from Assignor to Assignee under that certain Split Dollar Agreement dated July 10, 1993, between Assignor and Assignee (the "Assignee's Interest"), Policy No. 3733408 issued by Guardian Life Insurance Company of America on the joint lives of Melvin J. Gordon and Ellen R. Gordon, subject to all the terms and conditions of the policy and to all superior liens, if any, which the insurer may have against the policy. The Assignor by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

     2. It is expressly agreed that only the following specific rights are included in this assignment and may be exercised solely by the Assignee:

          (a) The right to obtain, upon surrender of the policy by the Assignor, an amount of the cash surrender proceeds up to the amount of the Assignee's Interest in the policy.

          (b) The right to collect, upon the death of the last to die of the insureds, the net proceeds of the policy up to the amount of the Assignee's Interest in the policy.

     3. The insurer hereby is authorized to recognize the Assignee's claim to rights hereunder without investigating the reason for any action taken by the Assignee, or the giving of any notice, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of its rights under the policy and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the insurer.


     Dated:  July 10, 1993.




                         _______________________________________________
                         Wendy J. Gordon, not individually, but as trustee Assignor


                         TOOTSIE ROLL INDUSTRIES, INC.
                         Assignee



                         By _______________________________________________
                             Its __________________________________________

     Accepted an executed counterpart of this Collateral Assignment as of the date last above written.

                         GUARDIAN LIFE INSURANCE COMPANY OF
                         AMERICA



                         By _____________________________________________
                             Its ________________________________________

                    COLLATERAL ASSIGNMENT (SPLIT DOLLAR)


     1. Wendy J. Gordon, not individually but as trustee of the Gordon Family 1993 Special Trust (the "Assignor"), hereby assigns, transfers and sets over to Tootsie Roll Industries, Inc., a Virginia corporation (the "Assignee"), to the extent of the amounts defined in and owing from time to time from Assignor to Assignee under that certain Split Dollar Agreement dated July 10, 1993, between Assignor and Assignee (the "Assignee's Interest"), Policy No. 9293268Z issued by Sun Life Assurance Company of Canada on the life of Ellen R. Gordon, subject to all the terms and con-ditions of the policy and to all superior liens, if any, which the insurer may have against the policy. The Assignor by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

     2. It is expressly agreed that only the following specific rights are included in this assignment and may be exercised solely by the Assignee:

          (a) The right to obtain, upon surrender of the policy by the Assignor, an amount of the cash surrender proceeds up to the amount of the Assignee's Interest in the policy.

          (b) The right to collect, upon the death of the insured, the net proceeds of the policy up to the amount of the Assignee's Interest in the policy.

     3. The insurer hereby is authorized to recognize the Assignee's claim to rights hereunder without investigating the reason for any action taken by the Assignee, or the giving of any notice, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of its rights under the policy and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the insurer.


     Dated:  July 10, 1993.


                         _______________________________________________
                         Wendy J. Gordon, not individually, but as trustee Assignor


                         TOOTSIE ROLL INDUSTRIES, INC.
                         Assignee



                         By ____________________________________________
                             Its _______________________________________

     Accepted an executed counterpart of this Collateral Assignment as of the date last above written.

                         SUN LIFE ASSURANCE COMPANY OF CANADA



                         By ____________________________________________
                             Its _______________________________________

             SPLIT DOLLAR AGREEMENT (DAUGHTERS REVOCABLE TRUST)


          AGREEMENT, made and entered into by and between Tootsie Roll Industries, Inc., a Virginia corporation (the "Corporation"), and Wendy J. Gordon, not individually, but as trustee of the Gordon Daughters 1993 Revocable Trust (the "Owner").

          WHEREAS, Melvin J. Gordon and Ellen R. Gordon (individually, an "Employee," and collectively, the "Employees") are presently employed by the Corporation in which capacity their services have contributed to the successful operation of the Corporation, and the Corporation and its board of directors believe it is in the best interest of the Corporation to retain the services of the Employees; and

          WHEREAS, the Corporation is desirous of assisting the Owner in paying for life insurance on the joint lives of the Employees; and

          WHEREAS, the Corporation has determined that this assistance can best be provided under a "split dollar" arrangement for the insurance policies (the "policies") owned by the Owner listed on the attached Schedule A on the joint lives of the Employees; and

          WHEREAS, the Corporation and the Owner agree to make the policies subject to this split dollar agreement; and

          WHEREAS, the Owner agrees to assign each policy to the Corporation as collateral for the premium payments to be made by the Corporation under this agreement by an instrument of collateral assignment (the "assignment") and to record such assignment with the respective issuing insurance company.

          NOW, THEREFORE, in consideration of the premises, and the services to be rendered to the Corporation by the Employees, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Corporation and the Owner hereby mutually covenant and agree as follows:


                                  ARTICLE I

                  PAYMENT OF PREMIUMS AND ECONOMIC BENEFIT

     1.1. As long as this agreement is in force, the Owner and the Corporation agree to pay the amounts and in the manner set forth below.

     1.2. The Owner shall pay each year to the Corporation an amount equal to the economic benefit that would be taxable as gross income for federal income tax purposes to one or both of the Employees but for the payment by the Owner of such amount. The Owner shall have the option, exercisable upon 30 days' written notice delivered to the Corporation, to pay a greater amount to the Corporation.

     1.3. For purposes of Section 1.2 above, the economic benefit that would be taxable to one or both of the Employees shall be computed in accordance with Revenue Rulings 64-328, 1964-2 C.B. 11, and 66-110, 1966-1 C.B 12, and
the Corporation shall be responsible for computing such amount. The Corporation will advise the Owner of the amount payable by the Owner pursuant to Section 1.2, and the Owner shall pay that amount directly to the Corporation.

     1.4. In order to facilitate the payment of premiums on the policies, the Owner and the Corporation agree that the Corporation will forward to the respective company issuing each policy the entire premiums due on that policy, if any.


                                 ARTICLE II

                              POLICY OWNERSHIP

     2.1. The Owner shall be the sole owner and beneficiary of the policy. The Corporation's payment of premiums hereunder shall constitute a liability of the Owner subject to repayment as provided herein. The Owner agrees to assign each policy to the Corporation as collateral for such liabilities and the Corporation shall have those rights granted to it under the assignments and this agreement. As between the Owner and the Corporation, this agreement shall take precedence over any provisions of the assignments in case of a conflict between the terms of this agreement and the assignments.


                                 ARTICLE III

                             DEATH OF EMPLOYEES

     3.1. On the death of the last to die of the Employees while this agreement is in force, the Owner will pay to the Corporation an amount equal to the total premiums paid by the Corporation from the date of this agreement to the date of death of the last to die of the Employees, reduced by the total payments made to the Corporation by the Owner pursuant to Section 1.2 above.


                                 ARTICLE IV

                          TERMINATION OF AGREEMENT

     4.1. As to each policy, this agreement shall automatically terminate upon the happening of any of the following events:

          (a) At the option of the Corporation, if both the Employees terminate employment for any reason other than the death of both

     Employees. An Employee shall be deemed to be employed by the Corporation during any period of temporary or permanent disability.

          (b)  At the surrender, lapse or termination of the policy.

          (c) Upon delivery by the Owner of written notice of such termination to the Corporation.

          (d)  Upon failure of the Owner to make a payment required by
     Section 1.2 above.

          (e)  Upon agreement of the parties.

     4.2. In the event of a termination under Section 4.1 above, the Corporation shall be entitled to receive from the Owner within 120 days after such termination an amount equal to the amount the Corporation would have been entitled to receive at the death of the last to die of the Employees under Section 3.1 determined as if such death occurred on the date of such termination (the "termination amount").

     4.3. If full payment of the termination amount is not received by the Corporation pursuant to Section 4.2 above within the 120-day period, the remaining amount owed by the Owner to the Corporation shall be deemed to be in default (the "default amount"). Thereafter, the Owner, at the Owner's option, immediately shall:

          (a)  Pay the default amount to the Corporation; or

          (b) Transfer complete ownership of the policy to the Corporation.

                                  ARTICLE V

                              OTHER PROVISIONS

     5.1. The Corporation agrees that it will not merge or consolidate with another corporation or organization, or permit its business activities to be taken over by any other organization unless and until the succeeding or continuing corporation or other organization shall expressly assume the rights and obligations of the Corporation herein set forth.

     5.2. This agreement will be governed by and construed in accordance with the laws of Illinois, where it is made and to be performed. It sets forth the entire agreement between the parties concerning the subject matter thereof, and any amendment or discharge will be made only in writing. This agreement will bind and benefit the parties and their legal representatives and successors.

     5.3. This agreement shall not be deemed to constitute a contract of employment between the Corporation and either of the Employees, nor shall any provision restrict the right of the Corporation to discharge either of the Employees, or restrict the right of either of the Employees to terminate employment.

     5.4. For the purposes of the Employee Retirement Income Security Act of 1974 (ERISA), the Corporation will be the "Named Fiduciary" and Plan Administrator of the split dollar life insurance plan (the "Plan") for which this agreement is hereby designated the written plan instrument.

     5.5. The Corporation's board of directors may authorize a person or group of persons to fulfill the responsibilities of the Corporation as Plan Administrator. The Named Fiduciary or the Plan Administrator may employ others to render advice with regard to its responsibilities under the Plan. The Named Fiduciary may also allocate fiduciary responsibilities to others and may exercise any other powers necessary for the discharge of its duties to the extent not in conflict with ERISA.

     5.6. The following Claims Procedure shall control the determination of benefit payments under the Plan:

          (a)  Filing of Claim for Benefits

     Any person or entity ("Claimant") entitled to benefits under the Plan or under a policy will file a claim request with the Plan Administrator with respect to benefits under the Plan and with the "Insurer" (defined below) with respect to benefits under the policy. The Plan Administrator will, upon written request of a Claimant, make available copies of any claim forms or instructions provided by the Insurer or advise the Claimant where copies of such forms or instructions may be obtained.

          (b)  Denial of Claim

     A claim for Benefits under the Plan will be denied if the Corporation determines that the Claimant is not entitled to receive benefits under the Plan. Notice of a denial shall be furnished to the Claimant within a reasonable period of time after receipt of the Claim for Benefit by the Plan Administrator. In the case of benefits which are provided under the policy, the initial decision on the claims will be made by the Insurer.

          (c)  Content of Notice

     The Plan Administrator shall provide to every Claimant who is denied a Claim for Benefits written notice setting forth, in a manner calculated to be understood by the Claimant, the following:

               (i)  The specific reason or reasons for the denial;

               (ii) Specific reference to pertinent Plan provisions on which the denial is based:

               (iii) A description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

               (iv) An explanation of the Plan's Claim Review Procedure as set forth below.

          (d)  Review Procedure

     The purpose of the Review Procedure is to provide a method by which a Claimant may have a reasonable opportunity to appeal a denial of a Claim to the Named Fiduciary for a full and fair review. To accomplish that purpose, the Claimant or his duly authorized representative:

               (i) May require a review upon written application to the Named Fiduciary;

               (ii) May review pertinent Plan documents; and

               (iii) May submit issues and comments in writing.

     A Claimant (or his duly authorized representative) shall request a review by filing a written application for review with the Named Fiduciary at any time within 60 days after receipt by the Claimant of written notice of the denial of his claim.

          (e)  Decision on Review

     A decision on review of a denied claim shall be made in the following manner:

               (i) The decision on review shall be made by the Named Fiduciary, who may in his discretion hold a hearing on the denied claim. Such decision shall be made promptly, and not later than 60 days after receipt of the request for review, unless special circumstances (such as the need to hold a hearing) require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review.

               (ii) The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, and specific references to the pertinent Plan provisions upon which the decision is based.

     5.7. This agreement may be amended or modified in whole or in part by the

Owner and the Corporation in writing at any time.

     5.8. Notwithstanding the provisions of this agreement, each life insurance company (the "Insurer") which has issued a policy which is subject to the provisions of this agreement is hereby authorized to act in accordance with the terms of such policy as if this agreement did not exist, and the payment or other performance of the contractual obligations by the Insurer, in accordance with the terms of such policy, shall completely discharge the Insurer from all claims, suits and demands of all persons whatsoever.


          IN WITNESS WHEREOF, the parties hereto have signed this agreement as of July 10, 1993.



                         ________________________________________________
                                      Wendy J. Gordon
                              not individually, but as trustee


                         TOOTSIE ROLL INDUSTRIES, INC.



                         By _____________________________________________
                            As its ______________________________________

                   SCHEDULE A (DAUGHTERS REVOCABLE TRUST)
                   --------------------------------------


     Name                               Policy No.
     ----                               ----------

Metropolitan                            930750242A

Northwestern Mutual                     12606422

Principal Mutual                        6450724

Prudential                              79728873


                    COLLATERAL ASSIGNMENT (SPLIT DOLLAR)


     1. Wendy J. Gordon, not individually but as trustee of the Gordon Daughters 1993 Revocable Trust (the "Assignor"), hereby assigns, transfers and sets over to Tootsie Roll Industries, Inc., a Virginia corporation (the "Assignee"), to the extent of the amounts defined in and owing from time to time from Assignor to Assignee under that certain Split Dollar Agreement dated July 10, 1993, between Assignor and Assignee (the "Assignee's Interest"), Policy No. 6450724 issued by Principal Mutual Life Insurance Company on the joint lives of Melvin J. Gordon and Ellen R. Gordon, subject to all the terms and conditions of the policy and to all superior liens, if any, which the insurer may have against the policy. The Assignor by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

     2. It is expressly agreed that only the following specific rights are included in this assignment and may be exercised solely by the Assignee:

          (a) The right to obtain, upon surrender of the policy by the Assignor, an amount of the cash surrender proceeds up to the amount of the Assignee's Interest in the policy.

          (b) The right to collect, upon the death of the last to die of the insureds, the net proceeds of the policy up to the amount of the Assignee's Interest in the policy.

     3. The insurer hereby is authorized to recognize the Assignee's claim to rights hereunder without investigating the reason for any action taken by the Assignee, or the giving of any notice, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of its rights under the policy and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the insurer.


     Dated:  July 10, 1993.


                         _______________________________________________
                         Wendy J. Gordon, not individually, but as trustee Assignor


                         TOOTSIE ROLL INDUSTRIES, INC.
                         Assignee



                         By ____________________________________________
                             Its _______________________________________

     Accepted an executed counterpart of this Collateral Assignment as of the date last above written.

                         PRINCIPAL MUTUAL LIFE INSURANCE
                         COMPANY



                         By ____________________________________________
                             Its _______________________________________

                    COLLATERAL ASSIGNMENT (SPLIT DOLLAR)


     1. Wendy J. Gordon, not individually but as trustee of the Gordon Daughters 1993 Revocable Trust (the "Assignor"), hereby assigns, transfers and sets over to Tootsie Roll Industries, Inc., a Virginia corporation (the "Assignee"), to the extent of the amounts defined in and owing from time to time from Assignor to Assignee under that certain Split Dollar Agreement dated July 10, 1993, between Assignor and Assignee (the "Assignee's Interest"), Policy No. 12606422 issued by Northwestern Mutual Life Insurance Company on the joint lives of Melvin J. Gordon and Ellen R. Gordon, subject to all the terms and conditions of the policy and to all superior liens, if any, which the insurer may have against the policy. The Assignor by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

     2. It is expressly agreed that only the following specific rights are included in this assignment and may be exercised solely by the Assignee:

          (a) The right to obtain, upon surrender of the policy by the Assignor, an amount of the cash surrender proceeds up to the amount of the Assignee's Interest in the policy.

          (b) The right to collect, upon the death of the last to die of the insureds, the net proceeds of the policy up to the amount of the Assignee's Interest in the policy.

     3. The insurer hereby is authorized to recognize the Assignee's claim to rights hereunder without investigating the reason for any action taken by the Assignee, or the giving of any notice, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of its rights under the policy and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the insurer.


     Dated:  July 10, 1993.




                         _______________________________________________
                         Wendy J. Gordon, not individually, but as trustee Assignor


                         TOOTSIE ROLL INDUSTRIES, INC.
                         Assignee



                         By ____________________________________________
                             Its _______________________________________

     Accepted an executed counterpart of this Collateral Assignment as of the date last above written.

                         NORTHWESTERN MUTUAL LIFE INSURANCE
                         COMPANY



                         By ____________________________________________
                            Its ________________________________________

                    COLLATERAL ASSIGNMENT (SPLIT DOLLAR)


     1. Wendy J. Gordon, not individually but as trustee of the Gordon Daughters 1993 Revocable Trust (the "Assignor"), hereby assigns, transfers and sets over to Tootsie Roll Industries, Inc., a Virginia corporation (the "Assignee"), to the extent of the amounts defined in and owing from time to time from Assignor to Assignee under that certain Split Dollar Agreement dated July 10, 1993, between Assignor and Assignee (the "Assignee's Interest"), Policy No. 930750242A issued by Metropolitan Life Insurance Company on the joint lives of Melvin J. Gordon and Ellen R. Gordon, subject to all the terms and conditions of the policy and to all superior liens, if any, which the insurer may have against the policy. The Assignor by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

     2. It is expressly agreed that only the following specific rights are included in this assignment and may be exercised solely by the Assignee:

          (a) The right to obtain, upon surrender of the policy by the Assignor, an amount of the cash surrender proceeds up to the amount of the Assignee's Interest in the policy.

          (b) The right to collect, upon the death of the last to die of the insureds, the net proceeds of the policy up to the amount of the Assignee's Interest in the policy.

     3. The insurer hereby is authorized to recognize the Assignee's claim to rights hereunder without investigating the reason for any action taken by the Assignee, or the giving of any notice, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of its rights under the policy and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the insurer.


     Dated:  July 10, 1993.




                         _______________________________________________
                         Wendy J. Gordon, not individually, but as trustee Assignor


                         TOOTSIE ROLL INDUSTRIES, INC.
                         Assignee



                         By ____________________________________________
                            Its ________________________________________

     Accepted an executed counterpart of this Collateral Assignment as of the date last above written.

                         METROPOLITAN LIFE INSURANCE COMPANY



                         By ____________________________________________
                            Its ________________________________________

                    COLLATERAL ASSIGNMENT (SPLIT DOLLAR)


     1. Wendy J. Gordon, not individually but as trustee of the Gordon Daughters 1993 Revocable Trust (the "Assignor"), hereby assigns, transfers and sets over to Tootsie Roll Industries, Inc., a Virginia corporation (the "Assignee"), to the extent of the amounts defined in and owing from time to time from Assignor to Assignee under that certain Split Dollar Agreement dated July 10, 1993, between Assignor and Assignee (the "Assignee's Interest"), Policy No. 79728873 issued by Prudential Insurance Company of America on the joint lives of Melvin J. Gordon and Ellen R. Gordon, subject to all the terms and conditions of the policy and to all superior liens, if any, which the insurer may have against the policy. The Assignor by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

     2. It is expressly agreed that only the following specific rights are included in this assignment and may be exercised solely by the Assignee:

          (a) The right to obtain, upon surrender of the policy by the Assignor, an amount of the cash surrender proceeds up to the amount of the Assignee's Interest in the policy.

          (b) The right to collect, upon the death of the last to die of the insureds, the net proceeds of the policy up to the amount of the Assignee's Interest in the policy.

     3. The insurer hereby is authorized to recognize the Assignee's claim to rights hereunder without investigating the reason for any action taken by the Assignee, or the giving of any notice, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of its rights under the policy and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the insurer.


     Dated:  July 10, 1993.




                         _______________________________________________
                         Wendy J. Gordon, not individually, but as trustee Assignor


                         TOOTSIE ROLL INDUSTRIES, INC.
                         Assignee



                         By ____________________________________________
                            Its ________________________________________

     Accepted an executed counterpart of this Collateral Assignment as of the date last above written.

                         PRUDENTIAL INSURANCE COMPANY OF
                         AMERICA



                         By ____________________________________________
                            Its ________________________________________

                                  -2-